Exhibit 4.1

COMMON STOCK	COMMON STOCK

ROXIO®

THE DIGITAL MEDIA COMPANY®

INCORPORATED UNDER	SEE REVERSE FOR
THE LAWS OF THE	CERTAIN DEFINITIONS
STATE OF DELAWARE	CUSIP 780008 10 8

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,

PAR VALUE OF $0.001 PER SHARE, OF

ROXIO, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF THE DULY AUTHORIZED OFFICERS.

DATED:

/s/ WILLIAM E. GROWNEY [SEAL]	/s/ WM. CHRISTOPHER GOROG

SECRETARY	CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the transcription on the face of this certificate, shall be construed as though they were written out according to applicable laws or regulations:

TEN COM—as tenants in common	UNIF GIFT MIN ACT— Custodian

TEN ENT—as tenants by the entireties	(Cust) (Minor)
JT TEN—as joint tenants with right of survivorship and and not	under Uniform Gifts to Minors
of tenants in common	Act
(Stat)
UNIF TRF MIN ACT— Custodian (until age )
(Cust)

under Uniform Transfer
(Cust)

to Minors Act
(Stat)

ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

FOR VALUE RECEIVED,                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNED

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE: THE SIGNATURE TO THIS

ASSIGNMENT MUST CORRESPOND

WITH THE NAME AS WRITTEN UPON

THE FACE OF THE CERTIFICATE

IN EVERY PARTICULAR, WITHOUT

ALTERATION OR ENLARGEMENT OR

ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED

BY AN ELIGIBLE GUARANTOR INSTITUTION,

BANKS, STOCKHOLDERS, SAVINGS AND

LOAN ASSOCIATIONS AND CREDIT UNIONS

WITH MEMBERSHIP IN AN APPROVED

SIGNATURE GUARANTEE MEDALLION PROGRAM,

PURSUANT TO S.E.C. RULE 17A4-18.